Employee Information - Summary of Classification of Employee Benefit (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Employee benefit expense
Wages and salaries (including termination costs)	£ 1,180	£ 1,152	£ 1,258
Social security costs	95	96	100
Share-based payment costs	28	29	25
Retirement benefits - defined contribution plans	37	47	57
Retirement benefits - defined benefit plans	25	13	13
Other post-retirement medical benefits			(1)
Total	£ 1,365	£ 1,337	£ 1,452